SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   April 15, 2004

First National Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-87503	58-2466370
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

215 N. Pine Street, Spartanburg, South Carolina   29302
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (864) 948-9001

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.       Exhibit

             99.1                    Earnings Press Release of First National Bancshares, Inc. for the first quarter ended
                                        March 31, 2004 dated April 15, 2004.

Item 12.  Results of Operations and Financial Condition.

On April 15, 2004, First National Bancshares, Inc., the bank holding company for First National Bank of Spartanburg, issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Jerry L. Calvert Name: Jerry L. Calvert Title: President and Chief Executive Officer

Dated:  April 19, 2004

EXHIBIT INDEX

Exhibit Number                        Description

99.1                   Earnings Press Release for the quarter ended March 31, 2004.

4